_____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported):  May 1, 1998

          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1998, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1998-A7 Mortgage Pass-Through Certificates, Series 1998-G).

                                 CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                Delaware                 333-45887            95-4449516
     ----------------------------       ------------      -------------------
     (State or Other Jurisdiction       (Commission        (I.R.S. Employer
           of Incorporation)            File Number)      Identification No.)

           4500 Park Granada
         Calabasas, California                                  91302
         ---------------------                                ----------
         (Address of Principal                                (Zip Code)
           Executive Offices)

        Registrant's telephone number, including area code (818) 304-5591
                                                           ----- --------
_____________________________________________________________________________

Item 5.   Other Events.
------    ------------

Filing of Computational Materials*
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-G.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-G, PaineWebber Incorporated ("PaineWebber"), as the underwriter of the Underwritten Certificates, has prepared certain materials (the "PaineWebber Computational Materials") for distribution to its potential investors. Although the Company provided PaineWebber with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the PaineWebber Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The PaineWebber Computational Materials, listed as
Exhibit 99.1 hereto, are filed on Form SE dated May 20, 1998.



/*/ Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 18, 1998 and the prospectus supplement dated May 20, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-G.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   ------------------------------------------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1.   PaineWebber Computational Materials.
                filed on Form SE dated May 20, 1998.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWMBS, INC.


                                              By:   /s/ Nicholas Krsnich
                                                    -------------------------
                                                    Nicholas Krsnich
                                                    Vice President

Dated:  May 20, 1998


                                Exhibit Index
                                -------------

Exhibit                                                                  Page
-------                                                                  ----


99.1.     PaineWebber Computational Materials
          filed on Form SE dated May 20, 1998.


                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599


                                        May 20, 1998

Electronic Filing
-----------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

          Re:  CWMBS, Inc. Residential Asset Securitization
               Trust 1998-A7 Mortgage Pass-Through Certificates
               Asset Backed Pass-Through Certificates
               ------------------------------------------------

Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibit 99.1 will be filed today, Wednesday, May 20, 1998, in paper on Form SE.

                                                Very truly yours,

                                                /s/ Naji Massouh

                                                Naji Massouh


Enclosure